Exhibit 99.1

AMPER POLITZINER & MATTIA, LLP
CERTIFIED PUBLIC ACCOUNTANTS
and CONSULTANTS
2015 LINCOLN HIGHWAY
P.O. BOX 988
EDISON, NJ 08818-0988

PHONE: 732.287.1000
FAX: 732.287.3200

WWW.AMPER.COM

August 16, 2010

Securities and Exchange Commission
100 F Street, N.E.
Washington D.C. 20549-7561

Dear Sirs/Madams:

We have read Glowpoint, Inc.'s statements included under Item 4.01 on its Form 8-K filed on August 16, 2010, and we agree with such statements concerning our firm.

/s/ Amper Politziner & Mattia, LLP
Amper, Politziner & Mattia, LLP